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                                 EXHIBIT 10.14

                                 MEDIRISK, INC.

                1996 NON-MANAGEMENT DIRECTORS STOCK OPTION PLAN






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                                 MEDIRISK, INC.
                  NON-MANAGEMENT DIRECTORS' STOCK OPTION PLAN


     THIS INDENTURE is made as of the 28th day of October, 1996, by Medirisk, Inc., a corporation organized and doing business under the laws of the State of Delaware (the "Company").

1. Purpose.

     The Company adopts the Medirisk, Inc. Non-Management Directors Stock Option Plan (the "Plan") to secure and retain the services of those directors of the Company who are not employed by the Company or any of its affiliates (the "Eligible Optionees") by giving them an opportunity to invest in the future success of the Company.

2. Administration.

     The Board of Directors of the Company (the "Board of Directors") shall appoint at least two of its members to a committee (the "Committee") that will administer the Plan on behalf of the Company.

     Each member of the Committee shall serve at the pleasure of the Board of Directors, which may fill any vacancy, however caused, in the Committee. The Committee shall select one of its members as a chairman and shall hold meetings at the times and in the places as it may deem advisable. All actions the Committee takes shall be made by majority decision. Any action evidenced by a written instrument signed by all of the members of the Committee shall be as fully effective as if the Committee had taken the action by majority vote at a meeting duly called and held.

     The Committee shall have complete and conclusive authority to (1) interpret the Plan, (2) prescribe, amend, and rescind rules and regulations relating to it, and (3) make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations on these matters shall be conclusive.

     In addition to any other rights of indemnification that they may have as directors of the Company or as members of the Committee, the directors of the Company and members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided the settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit or proceeding, except in relation to matters as to which it shall be



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adjudged in the action, suit or proceeding that the director or Committee member is liable for negligence or misconduct in the performance of his duties.

3. Grant of Options.

     (a) Initial Grants. Each Eligible Optionee serving as a member of the Board of Directors on the Effective Date (as defined in Section 6 below) shall be granted an option as of the Effective Date to purchase Ten Thousand (10,000) shares of common stock, par value $0.001 per share, of the Company (the "Stock").

     (b) Initial Grants Upon Appointment to the Board of Directors. Each Eligible Optionee who is first elected or appointed to serve as a member of the Board of Directors following the Effective Date shall be granted an option as of the first business day following the Eligible Optionee's first day of service as a member of the Board of Directors to purchase Ten Thousand (10,000) shares of Stock.

     (c) Subsequent Grants During Tenure as a Director. Each Eligible Optionee shall be granted as of the last business day of each fiscal year of the Company following the Effective Date an option to purchase Five Thousand (5,000) shares of Stock; provided the Eligible Optionee continues to serve as a member of the Board of Directors as of the last business day of that fiscal year.

     (d) Conditions to Grants. Each Eligible Optionee shall be granted an option to purchase that number of shares of Stock equal to the number of previously owned Shares tendered in payment of the exercise price for each Share purchased pursuant to an Option granted hereunder, provided that the Eligible Optionee is serving as a member of the Board of Directors on the date of exercise. No options under the Plan shall be granted to an Eligible Optionee who is otherwise precluded from receiving a grant of the Company's equity securities. In the event the remaining number of shares of Stock reserved for issuance under the Plan are insufficient to grant options for the appropriate number of shares of Stock to all Eligible Optionees as of any grant date, then no options shall be granted as of that grant date.

4. Stock Subject to Plan.

     The Company has authorized and reserved for issuance upon the exercise of options pursuant to the Plan an aggregate of One Hundred Thousand (100,000) shares of Stock. If any option is cancelled, expires or terminates without the respective optionee exercising it in full, options with respect to those unpurchased shares of Stock may be granted to that same optionee or to another eligible individual or individuals under the terms of this Plan.

     The Committee shall adjust the total number of shares of Stock reserved for issuance under the Plan and any outstanding options, both as to the number of shares Stock and the option price, for any increase or decrease in the number of outstanding

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shares of Stock resulting from a stock split or a payment of a stock dividend on the Stock, a subdivision or combination of the Stock, a reclassification of the Stock, a merger or consolidation of the Stock or any other like changes in the Stock or in their value; provided that any such adjustment shall be made in a manner consistent with the reason for the adjustment and shall be effected uniformly among optionees. Outstanding options shall not be adjusted for cash dividends or the issuance of rights to subscribe for additional stock or securities of the Company.

     Upon the consummation of a Change in Control, any unexpired Option may be exercised whether or not vested; provided, however, that each optionee shall be mailed notice of such Change in Control at least thirty-five (35) days prior to the event and the optionee shall have thirty (30) days after the Change in Control to exercise any unexpired option rights granted hereunder to the extent they are then exercisable. For purposes of the Plan, the term Change in Control means the first to occur of the following events:

           (i) any person (as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof), excluding the Company, any Subsidiary and any employee benefit plan sponsored or maintained by the Company or any Subsidiary (including any trustee of such plan acting as trustee thereof), but including a 'group' as defined in Section 13(d)(3) of the Exchange Act (a "Person"), becomes the beneficial owner of shares of the Company having at least thirty percent (30%) of the total number of votes that may be cast for the election of directors of the Company (the "Voting Shares") (such 30% or greater percentage hereinafter referred to as the "Voting Share Percentage"); provided that no Change of Control will occur as a result of an acquisition of stock by the Company which increases, proportionately, the stock representing the voting power of the Company owned by such person or group above the Voting Share Percentage, and provided further that if such person or group acquires stock representing more than the Voting Share Percentage by reason of share purchases by the Company, and after such share purchases by the Company acquires any additional shares representing voting power of the Company, then a Change of Control shall occur;

           (ii) the stockholders of the Company shall approve any merger or other business combination of the Company, sale of the Company's assets or combination of the foregoing transactions (a "Transaction") other than a Transaction involving only the Company or one or more of its Subsidiaries, or a Transaction immediately following which the stockholders of the Company immediately prior to the Transaction continue to have a majority of the voting power in the resulting entity excluding for this purpose any stockholder owning directly or indirectly more than ten percent (10%) of the shares of the other company involved in the merger; or

           (iii) within any 24-month period beginning on or after the Effective Date, the persons who were directors of the Company immediately

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      before the beginning of such period (the "Incumbent Directors") shall cease (for any reason other than death) to constitute at least a majority of the Board of Directors or the board of directors of any successor to the Company, provided that any director who was not a director as of the Effective Date shall be deemed to be an Incumbent Director if such director was elected to the Board of Directors by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually or by prior operation of this clause (iii); and provided further that any director elected to the Board of Directors to avoid or settle a threatened or actual proxy contest shall in no event be deemed to be an Incumbent Director.

     If the successor corporation under any of the events described above agrees to assume the outstanding options and in connection with the assumption of the outstanding options to substitute substantially equivalent options, then the outstanding options will not terminate but will remain exercisable in accordance with the stock option agreements granting such options

     The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any adjustment may provide for the elimination of any fractional share of Stock which might otherwise become subject to an option.

     The grant of an option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes in its capital or business structure, or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

5. Terms and Conditions of All Options.

     Each option granted pursuant to the Plan shall be evidenced by a stock option agreement or other appropriate documentation (the "Agreement") in the form and containing the terms and conditions as the Committee from time to time may determine, provided that each Agreement will:

           (a) state an exercise price per share which will be the fair market value of a share of Stock on the date of the grant;

           (b) state the terms and conditions for payment, except as otherwise provided by Plan Section 7;

           (c) state that the option shall expire on the earlier of the tenth anniversary of the date of grant or the first anniversary of the date that the optionee ceases to serve as a member of the Board of Directors;


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           (d) provide that an option granted pursuant to Section 3(a) or (b)
      above shall become exercisable as to the shares subject thereto in equal one-third increments as of the first, second and third anniversaries following the date of grant; provided, however, any such option shall become exercisable immediately in full upon the later of: (1) six (6) months following the date of grant; or (2) the earlier of (i) the death of the optionee, or (ii) the disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code")) of the optionee;

           (e) provide that an option granted pursuant to Section 3(c) above shall become exercisable as to the shares subject thereto in equal one-third increments as of the first, second and third anniversaries of the date of grant; provided, however, any such option shall become exercisable immediately in full upon the later of (1) six (6) months following the date of grant; or (2) the earlier of (i) the death of the optionee, or (ii) the disability (as defined in Section 72(m)(7) of the Code) of the optionee;

           (f) provide that the option is not transferable by the optionee other than as provided by (1) the will of the optionee, or (2) the applicable laws of descent and distribution, and is exercisable during the optionee's lifetime only by the optionee except as provided in Subsection (g) below; and

           (g) provide that if an optionee dies or becomes disabled (as defined in Code Section 72(m)(7)) during the term of the option, the option may be exercised by the optionee or (to the extent the optionee would have been entitled to do so) by a legatee or legatees of the optionee under his last will, or by his guardian.

6.    Term of Plan.

      The effective date of the Plan is the date on which the stockholders of the Company approve the Plan (the "Effective Date"). The Plan shall terminate 10 years after that date, subject to Plan Section 11.

7.    Exercise of Option.

      The optionee may purchase shares of Stock subject to an option (the "Shares") only upon receipt by the Company of a notice in writing from the optionee of his intent to purchase a specific number of Shares and which notice contains such representations regarding compliance with the federal and state securities laws as the Committee may reasonably request. The purchase price shall be paid in full upon the exercise of an option and no Shares shall be issued or delivered until full payment therefor has been made. Payment of the purchase price for all Shares purchased pursuant to the exercise of an option shall be made, at the discretion of the optionee, as follows:

     (a) by payment of cash or certified check;


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           (b) by delivery to the Company of a number of shares of common stock of the Company which have been owned by the optionee for at least six months prior to the date of the option's exercise, having a fair market value on the date of exercise, as determined by the Committee in its sole discretion, either equal to the purchase price or in combination with cash to equal the purchase price; or

           (c) by receipt of the purchase price in cash from a broker, dealer or other "creditor" as defined by Regulation T issued by the Board of Governors of the Federal Reserve System following delivery by the optionee to the Committee of instructions in a form acceptable to the Committee regarding delivery of such broker, dealer or other creditor of that number of shares of common stock with respect to which the option is exercised.

     Until stock certificates reflecting the Shares accruing to the optionee upon the exercise of the option are issued to the optionee, the optionee shall have no rights as a stockholder with respect to the Shares. The Company shall make no adjustment to the Shares for any dividends or distributions or other rights for which the record date is prior to the issuance of that stock certificate, except as the Plan otherwise provides.

8.   Assignability.

     Except as Plan Section 5 permits, no option or any of the rights and privileges thereof accruing to an optionee shall be transferred, assigned, pledged or hypothecated in any way whether by operation of law or otherwise, and no option, right or privilege shall be subject to execution, attachment or similar process.

9. No Right to Continued Service.

     No provision in the Plan or any option shall confer upon any optionee any right to continue performing services for or to interfere in any way with the right of the stockholders of the Company to remove such optionee as a director of the Board of Directors at any time for any reason.

10. Amendment and Termination.

     The Board of Directors at any time may amend or terminate the Plan without stockholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of the stockholders of the Company if such approval is necessary or advisable with respect to tax, securities (which require such approval for a material increase of the number of shares of Stock subject to options, and for material modifications to the eligibility requirements of the Plan, among others) or other applicable laws to which the Company, the Plan, optionees or Eligible Optionees are subject.
Notwithstanding the foregoing, in no event shall the Board of Directors amend the Plan more than once every six (6) months, other than to comport with changes in the Code, the



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Employee Retirement Income Security Act of 1974, or the rules thereunder.  No amendment or termination of the Plan shall adversely affect the rights of an optionee with regard to his options without his consent.

11. General Restriction.

     Each option is subject to the condition that if at any time the Company, in its discretion, shall determine that the listing, registration or qualification of the shares of Stock covered by such option upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such option or the purchase or delivery of shares of Stock thereunder, the delivery of any or all shares of Stock pursuant to such option may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under the option then outstanding, the Company may require, as a condition of exercise of any option or as a condition to any other delivery of shares of Stock pursuant thereto, that the optionee or the optionee's representative represent, in writing, that the shares of Stock received pursuant to the option are being acquired for investment and not with a view to distribution and agree that the shares of Stock will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may endorse on certificates representing shares of Stock delivered pursuant to an option such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

12. Choice of Law.

     The laws of the State of Georgia shall govern the Plan.

     IN WITNESS WHEREOF, the Company has caused this Plan to be executed in the form and as of the date set forth above.

                                     MEDIRISK, INC.

                                     By:  /s/ Kenneth M. Goins, Jr.
                                          ----------------------------

                                     Title:  Vice President
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